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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): July 16, 2001



                              VirtualFund.com, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


          0-18114                                41-1612861
(Commission File Number)           (I.R.S. Employer Identification Number)


                        6462 City West Parkway, Suite 175
                          Eden Prairie, Minnesota 55344
              (Address of Principal Executive Offices)   (Zip Code)


                                 (952) 941-8687
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Change in Independent Accountants

         Effective July 16, 2001, Lurie Besikof Lapidus & Company, LLP was engaged as the Registrant's independent accounting firm.

         The decision to engage Lurie Besikof Lapidus & Company, LLP (LBLCo) as the Registrant's accountants was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors effective July 16, 2001.

         During the Registrant's two most recent fiscal years, and the subsequent interim period since June 5, 2001, prior to engaging LBLCo as the Registrant's accountant, the Registrant did not consult LBLCo on any matter.

         Information relating to the resignation of the Registrant's former accountant, KPMG LLP, was reported on the Registrant's Form 8-K filed June 12, 2001.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VIRTUALFUND.COM, INC.



Date: July 16, 2001                     By  /s/ Monte S. Johnson
                                            ---------------------------------
                                            Its Interim CEO
                                                -----------------------------